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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                November 17, 2003

                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nebraska               333-106732-00, 333-106732-01          02-0598125
------------------------  -------------------------------------  ---------------
(State of Incorporation)       (Commission File Number)          (IRS Employer
                                                                 Identification
                                                                    Number)

                     1620 Dodge Street
                      Omaha, Nebraska                            68102
          ------------------------------------------          ----------
           (Address of principal executive offices)           (Zip Code)

                                 (402) 341-0500
                     --------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                -------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

         On November 17, 2003, First National Master Note Trust issued $411,250,000 Class A Series 2003-2 Asset Backed Notes, $40,000,000 Class B Series 2003-2 Asset Backed Notes, and $48,750,000 Class C Series 2003-2 Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated November 4, 2003 to Prospectus dated November 4, 2003.

         The First Amendment to Master Indenture, dated as of November 17, 2003, between First National Master Note Trust and The Bank of New York, the First Amendment to Series 2002-1 Indenture Supplement, dated as of November 17, 2003, between First National Master Note Trust and The Bank of New York and the First Amendment to Series 2003-1 Indenture Supplement, dated as of November 17, 2003, between First National Master Note Trust and The Bank of New York, at Exhibits 4.2, 4.4 and 4.5 to this Form 8-K, respectively, were executed as of November 17, 2003.

Item 7. Financial Statements and Exhibits.

(C)      Exhibits

EXHIBIT NO.                DOCUMENT DESCRIPTION

Exhibit 1.1 Underwriting Agreement, dated November 4, 2003, among Banc One Capital Markets, Inc. and Banc of America Securities LLC., Representatives of the Underwriters, First National Funding LLC and First National Bank of Omaha

Exhibit 3.1 Operating Agreement of First National Funding LLC. dated as of October 24, 2002 (incorporated by reference to Exhibit 3.1 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333- 86574-00 and 333-86574-01.)

Exhibit 4.1 Master Indenture, dated as of October 24, 2002, between First National Master Note Trust and The Bank of New York (incorporated by reference to Exhibit 4.1 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333-86574-00 and 333-86574-01.)

Exhibit 4.2 First Amendment to Master Indenture, dated as of November 17, 2003, between First National Master Note Trust and The Bank of New York

Exhibit 4.3 Series 2003-2 Indenture Supplement, dated as of November 17, 2003, between First National Master Note Trust and The Bank of New York, including form of the Notes

Exhibit 4.4 First Amendment to Series 2002-1 Indenture Supplement, dated as of November 17, 2003, between First National Master Note Trust and The Bank of New York

Exhibit 4.5 First Amendment to Series 2003-1 Indenture Supplement, dated as of November 17, 2003, between First National Master Note Trust and The Bank of New York

Exhibit 4.6 Transfer and Servicing Agreement, dated as of October 24, 2002, between First National Funding LLC, First National Bank of Omaha and First National Master Note Trust (incorporated by reference to Exhibit 4.3 to the Registrants' Form 8-K

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                  filed on November 4, 2002, Commission File Nos. 333- 86574-00
                  and 333-86574-01.)

Exhibit 4.7 Trust Agreement, dated as of October 16, 2002, between First National Funding LLC and Wilmington Trust Company (incorporated by reference to Exhibit 4.4 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333-86574-00 and 333-86574-01.)

Exhibit 4.8 Administration Agreement, dated as of October 24, 2002, between First National Master Note Trust and First National Bank of Omaha (incorporated by reference to Exhibit 4.5 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333- 86574-00 and 333-86574-01.)

Exhibit 4.9 Second Amended and Restated Pooling and Servicing Agreement, dated as of October 24, 2002, by and among First National Funding LLC, First National Bank of Omaha and The Bank of New York (incorporated by reference to Exhibit 4.6 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333- 86574-00 and 333-86574-01.)

Exhibit 4.10 Collateral Series Supplement, dated as of October 24, 2002, among First National Funding LLC, First National Bank of Omaha and The Bank of New York, including form of Collateral Certificate (incorporated by reference to Exhibit 4.7 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333- 86574-00 and 333-86574-01.)

Exhibit 4.11 Receivables Purchase Agreement, dated October 24, 2002, between First National Bank of Omaha and First National Funding LLC (incorporated by reference to Exhibit 4.8 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333- 86574-00 and 333-86574-01.)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2003             FIRST NATIONAL FUNDING LLC

                                     By: First National Funding Corporation,
                                         Managing Member

                                     By  /s/ Jean L. Koenck
                                         ---------------------------------------
                                         Jean L. Koenck, Senior Vice President

Dated:: November 18, 2003            FIRST BANKCARD MASTER CREDIT
                                     CARD TRUST,

                                     By: First National Bank of Omaha,
                                         As Servicer of First Bankcard Master
                                         Credit Card Trust

                                     By: /s/ Jean L. Koenck
                                         ---------------------------------------
                                         Jean L. Koenck, Vice President